UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     August 14, 2009_____________________

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-114041	20-0645710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5020 WESTON PARKWAY, SUITE 400 CARY, NORTH CAROLINA	27513
(Address of principal executive offices)	(Zip Code)

(919) 677-3900
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING INFORMATION

Certain statements made in this Form 8-K, including any statements as to future results of operations and financial projections, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management's expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in Ply Gem Holdings, Inc.'s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 14, 2009, Ply Gem Holdings, Inc. (the "Company") reported its results of operations for its fiscal quarter ended July 4, 2009.  A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information under Item 2.02 of this Form 8-K and the accompanying exhibit are being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 4.02        NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On August 13, 2009, the Audit Committee of the Company’s Board of Directors, after consultation with and upon recommendation from management of the Company, concluded the Company’s previously issued unaudited financial statements for the three months ended April 4, 2009 included in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 19, 2009 should no longer be relied upon and that disclosure should be made and action should be taken to prevent future reliance. The Company will restate its financial statements for the three months ended April 4, 2009 due to an error related to the application of FASB Interpretation No. 18, Accounting for Income Taxes in Interim Periods.

The restatement relates solely to the correction of the recorded tax benefit for the three months ended April 4, 2009. In the Company’s previously filed financial statements for the three months ended April 4, 2009, the Company incorrectly calculated its income tax valuation allowance.  This error resulted in an understatement of the Company’s benefit for income taxes and an overstatement of the Company’s net loss for the three months ended April 4, 2009.  After this correction, the Company does not expect that the overall annual estimated tax provision will be affected for the entire year, but the allocation will differ among the four quarters.

As a result of this income tax error, instead of reporting a tax benefit of $3.9 million, the Company should have recorded a tax benefit of $11.0 million for the three months ended April 4, 2009.  This results in a restated net loss of $55.5 million for the three months ended April 4, 2009, as compared to the previously reported net loss of $62.6 million.  Certain other adjustments related to income taxes would also be effected in the Company’s balance sheet, as summarized below.

The following is a summary of the effects of the adjustments on the Company’s unaudited condensed consolidated balance sheet, statement of operations and statement of cash flows as of and for the three months ended April 4, 2009:

Unaudited Condensed Consolidated Balance Sheet

	April 4, 2009
	As Previously
	Reported	Adjustments	As Restated
	(Amounts in thousands)

Deferred income tax asset	$-	$3,645	$3,645
Total current assets	252,749	3,645	256,394
Total assets	1,034,210	3,645	1,037,855
Accrued expenses and taxes	94,370	940	95,310
Total current liabilities	142,460	940	143,400
Deferred income tax liability	4,395	(4,395)	-
Accumulated deficit	(509,631)	7,100	(502,531)
Total stockholder's deficit	(305,663)	7,100	(298,563)
Total liabilities and stockholder's deficit	1,034,210	3,645	1,037,855

Unaudited Condensed Consolidated Statement of Operations

	For the three months ended April 4, 2009
	As Previously
	Reported	Adjustments	As Restated
	(Amounts in thousands)

Benefit for income taxes	$(3,949)	$(7,100)	$(11,049)
Net loss	(62,638)	7,100	(55,538)

Unaudited Condensed Consolidated Statement of Cash Flows

	For the three months ended April 4, 2009
	As Previously
	Reported	Adjustments	As Restated
	(Amounts in thousands)

Net loss	$(62,638)	$7,100	$(55,538)
Adjustments to reconcile net loss to cash used in operating activities:
Deferred income taxes	(7,056)	(8,040)	(15,096)
Changes in operating assets and liabilities:
Accrued expenses and taxes	20,465	940	21,405
Net cash used in operating activities	(48,716)	-	(48,716)

As shown in the Adjusted EBITDA table below, the income tax error did not affect Adjusted EBITDA for the three months ended April 4, 2009.  This non-cash adjustment did not impact the Company’s cash, its liquidity position or its ability to service its existing debt obligations.

Unaudited Adjusted EBITDA

	For the three months ended April 4, 2009
	As Previously
	Reported	Adjustments	As Restated
	(Amounts in thousands)

Net loss	$(62,638)	$7,100	$(55,538)
Interest expense, net	33,691	-	33,691
Benefit for income taxes	(3,949)	(7,100)	(11,049)
Depreciation and amortization	13,896	-	13,896
Non cash loss on currency transaction	88	-	88
Customer inventory buyback	1,685	-	1,685
Restructuring/integration expense	3,890	-	3,890
Adjusted EBITDA	$(13,337)	$-	$(13,337)

The Company defines Adjusted EBITDA as net income (loss) plus interest expense (net of interest income), provision (benefit) for income taxes, depreciation and amortization, non-cash foreign currency gain/(loss), goodwill impairment charges, customer inventory buybacks, and restructuring and integration costs.  Other companies may define Adjusted EBITDA differently and, as a result, the Company's measure of Adjusted EBITDA may not be directly comparable to Adjusted EBITDA of other companies.

The Company, including the Audit Committee of the Board of Directors, has discussed the foregoing matters with the Company’s independent registered public accounting firm, Ernst & Young LLP. The Board of Directors has authorized and directed that the officers of the Company take the appropriate and necessary actions to restate the Quarterly Report on Form 10-Q for the quarterly period ended April 4, 2009 and to ensure that the appropriate filings are made with the Securities and Exchange Commission as soon as practicable.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release, dated August 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 14, 2009

PLY GEM HOLDINGS, INC.

By	/s/ Shawn K. Poe
Name:	Shawn K. Poe
Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated August 14, 2009.